UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2011

AsherXino Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-10965	93-0962072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe Street, 17th FL, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 413-3345

     Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3   -Securities and Trading Market

Item 3.02	Unregistered Sales of Equity Securities.

On April 4, 2011, we issued a total of 35,025,300 shares of our $0.001 par value common stock at a purchase price of $0.11 per share to 13 individuals and entities for services rendered to the Company for a total consideration valued at $3,852,783 in services. The shares were issued pursuant to an exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Section 9   -Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(a)	N/A
(b)	N/A
(c)	N/A
(d)	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHERXINO CORPORATION

Dated: May 10, 2011	By:	/s/Bayo Odunuga
	Name:	Bayo Odunuga
	Title:	Chief Executive Officer

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